Noble Absolute Return ETF Trading Symbol: NOPE Listed on NYSE Arca, Inc Summary Prospectus September 7, 2022 www.noble-funds.com

Before you invest, you may want to review the Noble Absolute Return ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated September 7, 2022 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.noble-funds.com. You can also get this information at no cost by calling at (866) 218-9972 or by sending an e-mail request to contact@noble-impact.com.

Investment Objective

The Noble Absolute Return ETF (the “Fund”) seeks absolute return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%
Distribution and/or Service (12b-1) Fees	0.00%
Interest and Dividends on Short Sales(1)	0.84%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	1.82%

(1)	Estimated for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$185	$573

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by purchasing long positions in securities expected to increase in price and/or taking short positions in securities expected to decline in price. The Fund will generally have net exposure ranging from 100% short to 150% long. When the value of the Fund’s outstanding short positions is equal to the Fund’s net assets, the Fund is 100% short. The Fund’s net exposure at any time is the total of the Fund’s percentage long holdings (including leverage) less the percentage of its short holdings. For example, if the Fund’s long holdings totaled 60% and its short holdings totaled 40%, the Fund’s net exposure would be 20% (60%-40%).

The Fund’s net exposure will reflect the view of Noble-Impact Capital, LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”), on changing macroeconomic factors including, but not limited to, broad market conditions, economic trends, geo-political conditions, and economic cycles. Based on its views, the Sub-Adviser will select the Fund’s target net exposure between the two ranges (100% short to 150% long). For example, if the Sub-Adviser views the market as overvalued, the Fund’s target net exposure will be net short (a bearish view). In contrast, if the Sub-Adviser views the market as undervalued, the Fund’s target net exposures will be net long (a bullish view). If the Sub-Adviser’s conviction of macro-economic conditions is strong, the Fund’s target net long exposure will generally be larger.

Investment decisions for the Fund are made by the Sub-Adviser. The Fund’s investment strategy is broad in nature and as a result, the Fund’s portfolio make-up may change significantly over time. The Fund’s performance is heavily reliant on the Sub-Adviser’s investment decisions.

The Sub-Adviser identifies securities to purchase long for the Fund primarily through both a top-down analysis (e.g., an analysis of macro and micro economic factors), and a bottom-up analysis (e.g., a company-by-company analysis of factors such as price to earnings ratios, earnings per share, etc.). The Sub-Adviser typically looks to purchase securities of companies with strong fundamental, quantitative, and technical characteristics believed to indicate sustainable business growth, favorable sector/industry tailwinds, and excellent management capabilities. The Sub-Adviser views market conditions (either micro- or macro-economic) as presenting “favorable sector/industry tailwinds” when it believes they have created disproportionate opportunities for a specific industry or sector (e.g., wars may create a disproportionate opportunity impacting oil refining companies). The Fund may invest in the securities of U.S. and international exchange-listed large-, mid-, and small-capitalization companies. The Fund’s investments in foreign securities may include investments in securities of companies located in emerging market countries. The Fund may also purchase long equity securities or other ETFs that are sector-, market capitalization-, or geography-focused to seek to take advantage of tailwinds perceived by the Sub-Adviser for those investments. The Fund’s long positions are generally expected to be comprised of equity securities, ETFs, depositary receipts, or equity interests in master limited partnerships (“MLPs”), although long positions may also include investment-grade corporate bonds, convertible bonds, and high-yield (junk) bonds. The Fund’s equity securities may include common stocks, preferred stocks, real estate investment trusts (“REITs”), and closed-end funds. In order to gain long exposure that is greater than 100% of the Fund’s net assets, the Fund may engage in borrowing and may invest in options, warrants, futures, or swap agreements (“swaps”). The use of leverage may magnify the effect of any decrease or increase in the value of the Fund’s portfolio holdings over time relative to a fund that does not utilize leverage.

The Sub-Adviser identifies short positions for the Fund based on top-down and bottoms-up analyses. A short sale is a transaction in which the Fund sells a security it does not own, typically in anticipation of a decline in the market price of that security. The Sub-Adviser typically looks to sell short securities of companies with, in its view, weak fundamental, quantitative, and technical characteristics believed to indicate slowing business growth, unfavorable sector/industry headwinds, and poor management capabilities. The Sub-Adviser views market conditions (either micro- or macro-economic) as presenting “unfavorable sector/industry headwinds” when it believes they have created disproportionate downward pressure on market prices for a specific industry or sector (e.g., microchip shortages may disproportionally impact the automotive industry). Additionally, the Sub-Adviser will seek to short a security if the company’s outlook deteriorates because of valuation and pricing factors, risk management concerns, or misallocation of capital. The Fund may sell short the securities of U.S. and international exchange-listed large-, mid-, and small-capitalization companies. The Fund may also sell short equity securities or other ETFs that are sector-, market capitalization-, or geography-focused to take advantage of headwinds perceived by the Sub-Adviser for those investments. The Fund’s short positions are generally expected to be comprised of equity securities, ETFs, depositary receipts, or MLPs, although short positions may also include investment-grade corporate bonds and convertible bonds. The Fund’s short equity securities may include common stocks, preferred stocks, REITs, and closed-end funds. The Fund may also invest in options or swaps for similar purposes, instead of (or in addition to) shorting stocks.

To effect a short sale, the Fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the Fund will become obligated to replace the security borrowed at the time of replacement, regardless of the market price at that time. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position.

The Fund is considered to be non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Fund’s investment strategy is largely unconstrained, and therefore, the Fund is heavily reliant on the Sub-Adviser’s ability to manage the Fund’s portfolio.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Leverage Risk. Leverage is investment exposure that exceeds the initial amount invested. Leveraging investments, (e.g., by purchasing securities with borrowed money), is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Fund’s net asset value and on the Fund’s investments. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Further, the use of leverage may require the Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Associated Risks of Short Selling. The Fund may make short sales of securities, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund. Short sales also involve the risk that losses may exceed the amount invested and may be unlimited.

Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

○	Futures Contracts. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.

○	Swaps Risks. Swaps are entered into primarily with major global financial institutions for specified periods. The swaps in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. The Fund’s swap agreements are subject to mandatory clearing, which means they must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Swaps involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the swap in a bankruptcy or other reorganization proceeding. This risk is heightened with respect to OTC instruments, such as the swaps in which the Fund will invest, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. Certain of the Fund’s transactions in swaps could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

○	Options. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund (i.e., “call” or “put,” respectively) a specific amount of the underlying instrument or swap or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Credit Risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

ETF Risks

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
○	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., securities sold short or swaps). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used. In addition, cash redemption costs could include brokerage costs or taxable gains or losses, which might not have otherwise been incurred if the redemption was fully in-kind.
○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.
○	Trading. Although Shares are listed for trading on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

High Yield Securities (Junk Bonds) Risk. Securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in lower rated corporate debt securities typically entail greater price volatility and principal and income risk. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery.

Market Capitalization Risk

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

MLP Risk. The Fund’s exposure to MLPs may subject it to greater volatility than investments in traditional securities. The value of MLPs may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. To the extent the Fund’s investments in MLPs expose the Fund’s portfolio to the energy sector, such as the oil and gas industries, the Fund may experience additional risks related to these industries.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is a newly formed entity and has no experience with managing an exchange-traded fund, which may limit the Sub-Adviser’s effectiveness.

Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

Preferred Stocks Risk. Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

REIT Risk. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Sector Risk. At times the Fund may increase the relative emphasis of its investments in a particular sector or group of industries. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of Shares may fluctuate in response to events affecting that industry or sector.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.noble-funds.com.

Management

Investment Adviser

Toroso Investments, LLC (“Toroso” or the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Noble-Impact Capital, LLC, serves as investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

George Noble, Managing Member, Chief Investment Officer and Chief Compliance Officer for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Michael Venuto, Chief Investment Officer for Toroso, has been a portfolio manager of the Fund since its inception in 2022.

Charles A. Ragauss, CFA, Portfolio Manager for Toroso, has been a portfolio manager of the Fund since its inception in 2022.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.noble-funds.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.